SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                  Massachusetts
                                 Tax-Free Income
                                      Fund

                               FEBRUARY 28, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                      -----------------------------------
                                    TRUSTEES

                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS

                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN

                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT

                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL

                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                    ---------------------------------------

=============================CHAIRMAN'S MESSAGE=================================

DEAR FELLOW SHAREHOLDERS:

         Nineteen ninety-eight was a year that gave even veteran financial market investors pause - and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds - considered a safer alternative to stocks - went on a roller coaster ride.

         But there was one clear lesson from 1998: that sticking out the tough times paid off. After reaching new highs last July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. But, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The final result for the year: an average 14.52% return, as calculated by Lipper, Inc.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during last summer's discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

         In the first two months of 1999, the financial markets showed more stability and the Dow Jones Industrial Average approached record highs. While volatility remains on many investors' minds, at this time of year thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments - in an effort to maximize investment returns.

         We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

               By Dianne Sales, CFA, Frank A. Lucibella, CFA, and
                    Barry H. Evans, CFA, Portfolio Managers

                                  John Hancock
                             Massachusetts Tax-Free
                                   Income Fund

                  Supply pressures hold municipals back, then
                        ease at end of six-month period

Supply and demand were once again the primary factors affecting municipal bond performance during the past six months. From September through year end, a glut of municipal bonds flooded the market - a trend that characterized much of 1998. In fact, the supply of new municipal bonds increased more than 40% in 1998 versus 1997, making it the second strongest year of municipal bond issuance on record. This strong influx of new bonds, due to continued low interest rates, put downward pressure on prices. The net result was that municipal bonds underperformed U.S. Treasuries for most of 1998 and reached their most attractive price levels versus Treasuries in the last decade. The one bright spot was that many non-traditional buyers crossed over into the tax-exempt market to take advantage of these incredible values. These so-called "crossover" buyers provided an important source of demand for the flood of new issuance.

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Massachusetts Tax-Free Income Fund. Caption below reads "Fund management team members (l-r): Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
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"...strong influx of new bonds...put downward pressure on prices."

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

"The Fund's performance benefited from excellent credit selection..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into ten sections (from top to left): Education 15%, Health 19%, Hospital 3%, Housing 6%, Electric Power 7%, Water & Sewer 8%, Other 10%, Transportation 10%, Industrial Development 11% and General Obligation 11%. A note below the chart reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

         In 1999, however, the tables turned and municipal bonds began to outperform U.S. Treasuries. First, emerging-market concerns receded - eliminating the "flight to quality" premium in the Treasury market. At the same time, worries about stronger economic growth forced interest rates up and bond prices down. In contrast, municipal bonds were already at such low price levels that they had much less downside risk than Treasuries. Finally, tax-exempt issuance dropped dramatically in January and February, relieving supply pressures. As a result, municipal investors saw their holdings handily outperform in early 1999.

Performance  scorecard

For the six months ended February 28, 1999, John Hancock Massachusetts Tax-Free Income Fund's Class A and Class B shares returned 1.99% and 1.64%, respectively, at net asset value. By comparison, the average Massachusetts municipal bond fund returned 1.78%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is City of Brockton followed by an up arrow with the phrase "Stronger-than-expected revenue growth." The second listing is Zero coupon bonds followed by an up arrow with the phrase "High sensitivity to falling interest rates." The third listing is Hospital bonds followed by a down arrow with the phrase "Reimbursement levels flat in the face of rising costs." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

         The Fund's performance benefited from excellent credit selection, as strong economic growth generated stronger-than-expected revenues, often leading to credit upgrades. Performance in the first four months of the period also benefited from a somewhat longer duration, providing gains as interest rates fell. Duration measures how sensitive the Fund's share price is to interest-rate changes. The longer the duration, the more sensitive the Fund's share price.

         Throughout the period, we kept the Fund's duration relatively long in order to take advantage of falling interest rates. However, when rates increased suddenly in the first two months of 1999, our relatively long duration was a slight disadvantage.

Call protection  and credit  analysis

We've maintained our strong emphasis on call protection, which guards a bond from being redeemed by its issuer for a certain period of time. Call protection is especially important in periods of falling interest rates, when issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away" or redeemed early, investors are forced to reinvest their money in bonds with lower yields. By consistently focusing on extending call protection, we have been able to maintain the Fund's competitive yield in a falling interest-rate environment.

         We continued to search for lower-quality bonds with both attractive yields and improving credit profiles. This strategy served us well over the period, as credit spreads - the difference in yield between bonds with different credit ratings continued to narrow in

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended February 28, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 1.99% Total return for John Hancock Massachusetts Tax-Free Income Fund Class A. The second bar represents the 1.64% total return for John Hancock Massachusetts Tax-Free Income Fund Class B. The third bar represents the 1.78% total return for Average Massachusetts municipal bond fund. A note below the chart reads "Total returns for John Hancock Massachusetts Tax-Free Income Fund are at net asset value with all distributions reinvested. The average Massachusetts municipal bond fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

the municipal market. Against this backdrop, several of our lower-quality holdings were big winners. For example, our Brockton General Obligation bonds outperformed as economic growth and state funding expanded. In addition, our Massachusetts Industrial Finance Agency issue for the Newton Group Home performed strongly as construction and reservations advanced ahead of schedule.

Outlook

Looking ahead, we expect the Massachusetts economy to remain strong. The economy is growing nicely with low unemployment and a strong real estate market. With Governor Cellucci now firmly ensconced in office, we are keeping a close eye on the budget to make sure that the state's strong fiscal situation remains intact.

         Technicals remain favorable for tax-free bonds. In 1999, we anticipate that new municipal bond issuance will decline roughly 20% as refunding opportunities become more scarce. Lighter supply should help firm demand from traditional buyers. What's more, municipal bonds still offer very attractive values relative to U.S. Treasuries, indicating that they still have plenty of upside potential.

         Despite stronger-than-expected growth in the first few months of this year, inflation has yet to pick up. And with most world economies still sluggish, we believe that pricing power will remain limited for the foreseeable future. A continued low-inflation environment should provide a positive backdrop for municipal bonds.

         However, should growth continue to outstrip expectations, we will look to trim our duration to a more neutral position. Overall, our focus will remain on our tried-and-true investment strategy - looking for value and attractive yield opportunities, thinning exposure to sectors that are vulnerable to widening credit spreads and finally, continuing to expand call protection.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...we expect the Massachusetts economy to remain strong."

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Massachusetts Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                        ONE      FIVE     TEN
                                                        YEAR     YEAR    YEARS
                                                      -------  -------  -------
Cumulative Total Returns                                2.27%   28.17%  103.70%
Average Annual Total Returns(1)                         2.27%    5.09%    7.37%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1998
                                                                        SINCE
                                                           ONE        INCEPTION
                                                           YEAR       (10/3/96)
                                                          -------      --------
Cumulative Total Returns                                   1.31%        15.21%
Average Annual Total Returns(1)                            1.31%         6.51%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of February 28, 1999
                                                                    SEC 30-DAY
                                                                       YIELD
                                                                      -------
John Hancock Massachusetts Tax-Free Income Fund: Class A               3.86%
John Hancock Massachusetts Tax-Free Income Fund: Class B               3.34%


Notes to Performance

     (1) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fees have been reduced by balance credits during the period. Without the reductions of expenses, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been 1.90%, 4.66% and 6.67%, respectively. The average annual total returns for the one-year period and since inception for Class B shares would have been 0.93% and 6.11%, respectively.

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Massachusetts Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. With in the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $23,114 as of February 28, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund, before sales charge, on August 31, 1988, and is equal to $22,197, as of February 28, 1999. The third line represents the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $21,200 as of February 28, 1999.

Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $12,065 as of February 28, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $11,849 as of February 28, 1999. The third line represents the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $11,549 as of February 28, 1999.
--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $62,095,093)...............   $67,237,777
 Cash...........................................................     1,563,172
 Receivable for investments sold................................        71,391
 Receivable for shares sold.....................................       158,446
 Interest receivable............................................     1,007,921
 Receivable for futures variation margin - Note A...............        13,125
 Other assets...................................................        43,443
                                                                  ------------
                            Total Assets........................    70,095,275
                            --------------------------------------------------

Liabilities:
 Dividend payable...............................................        26,100
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................        26,114
 Accounts payable and accrued expenses .........................        24,295
                                                                  ------------
                            Total Liabilities...................        76,509
                            --------------------------------------------------

Net Assets:
 Capital paid-in................................................    65,168,967
 Accumulated net realized loss on investments and
  financial futures contracts...................................      (255,367)
 Net unrealized appreciation of investments and
  financial futures contracts...................................     5,102,328
 Undistributed net investment income............................         2,838
                                                                   -----------
                            Net Assets..........................   $70,018,766
                            ==================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $60,095,922/4,795,560 ..............................        $12.53
  ============================================================================
  Class B - $9,922,844/791,827..................................        $12.53
  ============================================================================
Maximum Offering Price Per Share*
  Class A - ($12.53 x 104.71%)..................................        $13.12
  ============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest.......................................................    $1,954,542
                                                                    ----------
 Expenses:
  Investment management fee - Note B ...........................       166,385
  Distribution and service fee - Note B
   Class A .....................................................        87,973
   Class B .....................................................        39,528
  Transfer agent fee - Note B...................................        33,452
  Custodian fee.................................................        25,827
  Auditing fee .................................................        10,511
  Printing......................................................         5,303
  Financial services fee - Note B...............................         4,795
  Registration and filing fees .................................         3,742
  Trustees' fees ...............................................         1,661
  Miscellaneous.................................................           813
  Legal fees ...................................................           615
  Less management fee reduction - Note B........................      (112,184)
                                                                   -----------
                              Total Expenses ...................       268,421
                              ------------------------------------------------

                              Less Expense Reductions -
                              Note B............................        (7,812)
                              ------------------------------------------------

                              Net Expenses......................       260,609
                              ------------------------------------------------

                              Net Investment Income.............     1,693,933
                              ------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
 Net realized gain on investments sold .........................        85,574
 Net realized loss on financial futures contracts...............       (49,310)
 Change in net unrealized appreciation/depreciation
  of investments................................................      (381,058)
 Change in net unrealized appreciation/depreciation
  of financial futures contracts ...............................       (58,109)
                                                                    ----------
                              Net Realized and Unrealized
                              Loss on Investments and
                              Financial Futures Contracts ......      (402,903)
                              ------------------------------------------------

                              Net Increase in Net Assets
                              Resulting from Operations ........    $1,291,030
                              ================================================


                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                                                SIX MONTHS ENDED
                                                                                             YEAR ENDED        FEBRUARY 28, 1999
                                                                                          AUGUST 31, 1998         (UNAUDITED)
                                                                                          ---------------      -----------------

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income.............................................................         $3,095,586           $1,693,933
  Net realized gain on investments sold and financial futures contracts ............            335,961               36,264
  Change in net unrealized appreciation/depreciation of investments and
   financial futures contracts......................................................          2,017,216             (439,167)
                                                                                            -----------          ------------
    Net Increase in Net Assets Resulting from Operations............................          5,448,763            1,291,030
                                                                                            -----------          ------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.6589 and $0.3235 per share, respectively) ..........................         (2,934,706)          (1,517,027)
  Class B - ($0.5717 and $0.2795 per share, respectively)...........................           (179,625)            (176,906)
                                                                                            -----------          ------------
  Total Distributions to Shareholders...............................................         (3,114,331)          (1,693,933)
                                                                                            -----------          ------------
From Fund Share Transactions - Net:* ...............................................          5,328,172            6,088,042
                                                                                            -----------          -----------
Net Assets:
  Beginning of period ..............................................................         56,671,023           64,333,627
                                                                                            -----------          -----------
  End of period (including undistributed net investment income of
    $2,838 and $2,838, respectively) ...............................................        $64,333,627          $70,018,766
                                                                                            ===========          ===========

* Analysis of Fund Share Transactions:




                                                                                                    SIX MONTHS ENDED
                                                    YEAR ENDED                                      FEBRUARY 28, 1999
                                                  AUGUST 31, 1998                                      (UNAUDITED)
                                             -------------------------                         --------------------------
                                               SHARES          AMOUNT                           SHARES           AMOUNT
                                             ----------     ------------                       ----------     -----------
CLASS A
 Shares sold.............................      697,518        $8,640,665                        378,925        $4,778,797
 Shares issued to shareholders in
  reinvestment of distributions .........      155,305         1,923,826                         78,214           986,049
                                              ----------     ------------                     ----------      ------------
                                               852,823        10,564,491                        457,139         5,764,846
 Less shares repurchased ................     (716,685)       (8,867,549)                      (274,676)       (3,463,747)
                                              ----------     ------------                     ----------      ------------
 Net increase............................      136,138        $1,696,942                        182,463        $2,301,099

CLASS B
 Shares sold.............................      323,749        $4,023,426                        312,703        $3,945,351
 Shares issued to shareholders in
  reinvestment of distributions..........        9,129           113,319                          8,657           109,099
                                              ----------     ------------                     ----------      ------------
                                               332,878         4,136,745                        321,360         4,054,450
 Less shares repurchased.................      (40,691)         (505,515)                       (21,229)         (267,507)
                                              ----------     ------------                     ----------      ------------
 Net increase............................      292,187        $3,631,230                        300,131        $3,786,943
                                              ==========     ============                     ==========      ============

The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                               YEAR ENDED AUGUST 31,                             SIX MONTHS ENDED
                                           -------------------------------------------------------------        FEBRUARY 28, 1999
                                              1994         1995         1996         1997        1998              (UNAUDITED)
                                           ----------   ----------   ----------   ----------  ----------        -----------------

CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...    $12.43       $11.56       $11.76       $11.66      $12.12               $12.60
                                            --------     --------     --------     --------     -------             --------
  Net Investment Income...................      0.63         0.65         0.65         0.66        0.66(7)              0.32(7)
  Net Realized and Unrealized Gain (Loss)
   on Investments and Financial Futures
    Contracts ............................     (0.75)        0.20        (0.10)        0.46        0.48                (0.07)
                                            ---------    --------     --------     --------     -------             ---------
    Total from Investment Operations......     (0.12)        0.85         0.55         1.12        1.14                 0.25
                                            ---------    --------     --------     --------     -------             ---------
  Less Distributions:
   Dividends from Net Investment Income...     (0.63)       (0.65)       (0.65)       (0.66)      (0.66)               (0.32)
   Distributions from Net Realized Gain on
    Investments Sold .....................     (0.12)          -            -            -           -                    -
                                            ----------   ---------    ---------    --------     -------             ---------
    Total Distributions...................     (0.75)       (0.65)       (0.65)       (0.66)      (0.66)               (0.32)
                                            ----------   ---------    ---------    --------     -------             ---------
  Net Asset Value, End of Period .........    $11.56       $11.76       $11.66       $12.12      $12.60               $12.53
                                            ==========   =========    =========    ========     =======             =========
  Total Investment Return at
   Net Asset Value (2)....................    (0.97%)       7.66%        4.78%        9.85%       9.66%                1.99%(6)
  Total Adjusted Investment Return at
   Net Asset Value (2,3)..................    (1.50%)       7.21%        4.30%        9.45%       9.27%                1.81%(6)

Ratios and  Supplemental  Data
  Net Assets, End of Period (000s omitted)   $54,122      $54,416      $55,169      $54,253     $58,137              $60,096
  Ratio of Expenses to Average Net Assets.     0.70%        0.70%        0.75%(4)     0.71%(4)    0.71%(4)             0.71%(4,5)
  Ratio of Adjusted Expenses to
   Average  Net Assets (1)................     1.23%        1.15%        1.18%        1.11%       1.10%                1.06%(5)
  Ratio of Net Investment Income to
    Average Net Assets....................     5.28%        5.67%        5.53%        5.59%       5.28%                5.17%(5)
  Ratio of Adjusted Net Investment
   Income to Average Net Assets (1).......     4.75%        5.22%        5.05%        5.19%       4.89%                4.81%(5)
  Portfolio Turnover Rate.................       29%          24%          36%          12%          6%                   4%
  Expense and Fee Reduction Per Share.....     $0.06        $0.05        $0.06        $0.05       $0.05(7)             $0.02(7)


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS

===============================FINANCIAL STATEMENTS=============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                           PERIOD FROM
                                                         OCTOBER 3, 1996                                       SIX MONTHS ENDED
                                                   (COMMENCEMENT OF OPERATIONS)           YEAR ENDED          FEBRUARY 28, 1999
                                                        TO AUGUST 31, 1997              AUGUST 31, 1998          (UNAUDITED)
                                                   ----------------------------         ---------------       -----------------
CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period............             $11.84                        $12.12                  $12.60
                                                          ----------                    ----------              ----------
 Net Investment Income...........................               0.54                          0.57(7)                 0.28(7)
 Net Realized and Unrealized Gain (Loss) on
  Investments and Financial Futures Contracts....               0.28                          0.48                   (0.07)
                                                          ----------                    ----------              ----------
      Total from Investment Operations...........               0.82                          1.05                    0.21
                                                          ----------                    ----------              ----------
 Less Distributions:
  Dividends from Net Investment Income...........              (0.54)                        (0.57)                  (0.28)
                                                          ----------                    ----------              ----------
 Net Asset Value, End of Period..................             $12.12                        $12.60                  $12.53
                                                          ==========                    ==========              ==========
 Total Investment Return at Net Asset Value (2)..              7.08%(6)                      8.89%                   1.64%(6)
 Total Adjusted Investment Return at
   Net Asset Value (2,3).........................              6.72%(6)                      8.50%                   1.46%(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted)........             $2,418                        $6,197                  $9,923
 Ratio of  Expenses  to Average  Net Assets .....              1.41%(4,5)                    1.41%(4)                1.41%(4,5)
 Ratio of Adjusted  Expenses to
  Average Net Assets (1).........................              1.81%(5)                      1.80%                   1.76%(5)
 Ratio of Net Investment Income to
  Average Net Assets.............................              4.82%(5)                      4.58%                   4.47%(5)
 Ratio of Adjusted Net Investment Income to
  Average Net Assets (1).........................              4.42%(5)                      4.19%                   4.11%(5)
 Portfolio Turnover Rate ........................                12%                            6%                      4%
 Expense and Fee Reduction Per Share.............              $0.04                         $0.05(7)                $0.02(7)

(1) Unreimbursed, without fee reduction.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The ratio of expenses to average net assets for the periods ending on or after August 31, 1996 excludes the effect of balance credits described in Note B. If these expense reductions were included, the ratio of expenses to average net assets would have been 0.70% for Class A and 1.40% for Class B.
(5) Annualized.
(6) Not annualized.
(7) Based on the  average of the shares  outstanding  at the end of each month.


                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Massachusetts Tax-Free Income Fund on February 28, 1999. It has one main category: tax-exempt long-term bonds. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.



                                                                                            PAR VALUE                   YIELD
                                                      INTEREST      MATURITY     CREDIT       (000s         MARKET       AT
STATE, ISSUER, DESCRIPTION                              RATE          DATE       RATING*     OMITTED)       VALUE      MARKET +
--------------------------                            --------      --------     -------    ---------       ------     --------

TAX-EXEMPT LONG-TERM BONDS
Massachusetts (87.15%)
 Boston City Industrial Development Financing Auth,
  Sewage Facil Rev 1991
   Ser Harbor Elec Energy Co Proj ..................   7.375%      05-15-15        BBB         $250         $267,765     6.89%
 Boston Water and Sewer Commission,
  Gen Rev 1991 Ser A Sr Ser.........................   7.000       11-01-18        AAA          500          554,670     6.31
  Gen Rev 1992 Ser A Sr Ser.........................   5.750       11-01-13        A+           500          555,185     5.18
 Boston, City of,
  GO 1990 Ser A.....................................   7.375       02-01-10        A+           350          370,254     6.97
  GO 1991 Ser A MBIA ...............................   6.750       07-01-11        AAA          350          382,351     6.18
  GO 1992 Ser A AMBAC ..............................   6.500       07-01-12        AAA          500          554,015     5.87
  Rev Boston City Hosp FHA-Ins Mtg Ser A ...........   7.625       02-15-21        AAA          500          539,515     7.07
  Rev Deutsches Altenheim 1998 Ser A................   5.950       10-01-18        AAA        1,000        1,077,060     5.52
 Brockton, City of,
  State Qualified Municipal Purpose Ln of 1993......   6.125       06-15-18        A          2,000        2,166,100     5.66
 Holyoke, City of,
  GO School Proj Ln Act of 1948.....................   7.650       08-01-09        AA         1,000        1,113,910     6.87
 Massachusetts Bay Transportation Auth,
  Gen Trans Sys Rev Ref Ser 1994A...................   7.000       03-01-14        AA-        1,000        1,241,050     5.64
  Gen Trans Sys Rev Ser 1997D.......................   5.000       03-01-22        AA-        2,250        2,204,775     5.10
 Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref..............   6.000       11-01-28        Ba2        1,000          986,390     6.08
  Rev Lasell Village Proj Ser 1998A.................   6.375       12-01-25        BBB-       1,000          987,360     6.46
  Rev YMCA Greater Boston Iss.......................   5.450       11-01-28        BBB+       1,000          988,310     5.51
 Massachusetts Educational Financing Auth,
  Ed Ln Rev Iss D Ser 1991A ........................   7.250       01-01-09        AAA          400          427,128     6.79
 Massachusetts Health and Educational Facilities Auth,
  Rev Anna Jaques Hosp Iss Ser B....................   6.875       10-01-12        Baa1       1,250        1,337,950     6.42
  Rev Bentley College Iss Ser H.....................   6.875       07-01-12        AAA          250          273,805     6.28
  Rev Boston College Iss Ser J Preref...............   6.625       07-01-21        AAA          965        1,049,891     6.09
  Rev Boston College Iss Ser J Unref Bal............   6.625       07-01-21        AAA           35           37,839     6.13
  Rev Brandeis Univ Iss Ser I ......................   4.750       10-01-28        AAA        1,000          942,420     5.04
  Rev Charlton Memorial Hosp Iss Ser B..............   7.250       07-01-13        A          2,250        2,480,962     6.58
  Rev Community Colleges Prog Iss Ser A.............   6.600       10-01-22        AAA          250          279,390     5.91
  Rev Dana-Farber Cancer Institute Ser G-1..........   6.250       12-01-22        A            500          547,445     5.71
  Rev Lowell Gen Hosp Iss Ser A.....................   8.400       06-01-11        A3           600          673,500     7.48
  Rev Melrose-Wakefield Hosp Iss Ser B..............   6.350       07-01-06        AAA          500          550,840     5.76
  Rev Milford-Whitinsville Regional Hosp Rev Ser C..   5.250       07-15-18        BBB-         800          767,088     5.48


                       SEE NOTES TO FINANCIAL STATEMENTS

                                       12

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


                                                                                            PAR VALUE                   YIELD
                                                      INTEREST      MATURITY     CREDIT       (000s         MARKET       AT
STATE, ISSUER, DESCRIPTION                              RATE          DATE       RATING*     OMITTED)       VALUE      MARKET +
--------------------------                            --------      --------     -------    ---------       ------     --------

Massachusetts (continued)
 Massachusetts Health and Educational
 Facilities Auth (cont.),
  Rev New England Baptist Hosp Iss Ser B.............   7.350%      07-01-17       AAA         $250         $276,220      6.65%
  Rev New England Deaconess Hosp Iss Ser D...........   6.875       04-01-22       AAA        2,210        2,456,349      6.19
  Rev Northeastern Univ Iss Ser E ...................   6.550       10-01-22       AAA        1,000        1,104,080      5.93
  Rev Ref Harvard Pilgrim Health Ser A ..............   5.000       07-01-18       AAA        1,000          984,100      5.08
  Rev Ref Worcester Polytechnic Institute Iss Ser E..   6.625       09-01-17       AAA          250          278,370      5.95
  Rev Reg Inverse Floater Ser 1993 ..................   8.150#      08-15-23       AAA          500          563,125      7.24
  Rev Smith College Iss Ser D .......................   5.750       07-01-24       AA-          500          529,720      5.43
 Massachusetts Housing Finance Agency,
  Rev Insured Rental Hsg 1994 Ser A .................   6.600       07-01-14       AAA        1,045        1,127,304      6.12
  Rev Residential Devel FNMA Coll Ser C .............   6.875       11-15-11       AAA        2,000        2,173,480      6.33
  Rev Residential Devel FNMA Coll Ser D .............   6.800       11-15-12       AAA          500          539,130      6.31
  Single Family Hsg Rev Ser 13 ......................   7.950       06-01-23       A+            40           41,304      7.70
  Single Family Hsg Rev Ser 18 ......................   7.350       12-01-16       A+           550          579,117      6.98
 Massachusetts Industrial Finance Agency,
  Assisted Living Facil Rev Newton Group Properties
  LLC Proj ..........................................   8.000       09-01-27       BB         1,000        1,086,400      7.36
  Assisted Living Facil Rev TNG Marina Bay LLC Proj..   7.500       12-01-27       BB         1,000        1,032,990      7.26
  Resource Recovery Rev Ref Ogden Haverhill Proj
   Ser 1998A.........................................   5.600       12-01-19       BBB        1,000        1,005,900      5.57
  Resource Recovery Rev Ref Ser 1993A Mass
   Refusetech Inc Proj...............................   6.300       07-01-05       BBB        1,825        1,970,252      5.84
  Rev Assumption College Iss 1996 ...................   6.000       07-01-26       AAA        1,000        1,084,360      5.53
  Rev Dana Hall School Iss ..........................   5.800       07-01-17       BBB-       1,090        1,138,374      5.55
  Rev Glenmeadow Retirement Community Ser C .........   8.375       02-15-18       BBB+       1,000        1,263,420      6.63
  Rev Ref Emerson College Iss Ser 1991A..............   8.900       01-01-18       BBB-         250          278,428      7.99
  Rev Ref Holy Cross College Iss 1996 ...............   5.500       03-01-20       AAA          500          521,275      5.28
  Rev Ref Holy Cross College Iss II Ser 1992 ........   6.375       11-01-15       AA-          500          555,250      5.74
  Rev St Johns High School Inc. .....................   5.350       06-01-28       BBB+       1,000          985,370      5.43
  Rev Wtr Treatment American Hingham Proj ...........   6.750       12-01-20       BBB        2,000        2,170,200      6.22
  Rev Wtr Treatment American Hingham Proj ...........   6.900       12-01-29       BBB        1,310        1,429,184      6.32
 Massachusetts Municipal Wholesale Electric Co.,
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of
   the Commonwealth of Mass  ........................   6.750       07-01-05       BBB+         500          544,810      6.19
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of
   the Commonwealth of Mass .........................   6.750       07-01-06       BBB+       1,500        1,634,430      6.19
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of
   the Commonwealth of Mass .........................   6.750       07-01-17       BBB+         400          433,888      6.22
  Pwr Supply Sys Rev 1992 Ser C Pub Corp of
   the Commonwealth of Mass..........................   6.625       07-01-10       AAA        1,000        1,100,920      6.02
  Pwr Supply Sys Rev 1993 Reg Inverse Floater........   7.120#      07-01-18       AAA        1,300        1,378,000      6.72
 Massachusetts Port Auth,
  Rev Ref Ser 1992 A ................................   6.000       07-01-23       AA-        1,370        1,470,558      5.59
  Rev Special Facil Ser A USAir Proj ................   5.750       09-01-16       AAA        1,000        1,068,720      5.38
 Massachusetts Turnpike Auth,
  Metro Highway Sys Rev Sr Lien Cap Apprec Ser 1997C.    Zero       01-01-20       AAA        1,000          345,740      5.16


                       SEE NOTES TO FINANCIAL STATEMENTS

                                       13

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


                                                                                            PAR VALUE                   YIELD
                                                      INTEREST      MATURITY     CREDIT       (000s         MARKET       AT
STATE, ISSUER, DESCRIPTION                              RATE          DATE       RATING*     OMITTED)       VALUE      MARKET +
--------------------------                            --------      --------     -------    ---------       ------     --------

Massachusetts (continued)
 Massachusetts Water Resource Auth,
  Gen Rev Ref 1993 Ser B.............................  5.500%       03-01-17       A           $400        $412,576      5.33%
  Gen Rev Ref 1993 Ser B.............................  5.000        03-01-22       A            360         349,459      5.15
  Gen Rev Ref 1993 Ser C ............................  4.750        12-01-23       A          1,000         935,020      5.08
 Massachusetts, Commonwealth of,
  GO Consol Ln of 1991 Ser D ........................  6.875        07-01-10       AA-          500         547,610      6.28
  GO Consol Ln Ser 1998C ............................   Zero        08-01-18       AA-        1,000         373,730      5.13
 Nantucket, Town of,
  GO Municipal Purpose Ln of 1991 ...................  6.800        12-01-11       AAA          450         497,196      6.15
 Plymouth, County of,
  Cert of Part Ser A Plymouth County Correctional
   Facil Proj........................................  7.000        04-01-22       AA-          750         833,910      6.30
 Springfield, City of,
  GO School Proj Ln Act of 1992 Ser B................  7.100        09-01-11       AA           500         564,430      6.29
                                                                                                         ----------
                                                                                                         61,021,667
                                                                                                         ----------
Puerto Rico (8.88%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth
   of Puerto Rico....................................  8.220#       07-01-11       AAA        2,000       2,610,000      6.30
 Puerto Rico Highway and Transportation Auth,
  Highway Rev Cap Rites Ser Y .......................  6.250        07-01-14       A          1,000       1,162,070      5.38
 Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Securities Ser 1996........  8.262#       07-01-11       AAA        1,000       1,305,000      6.33
  GO Ref Pub Imp Ser 1994 ...........................  6.400        07-01-11       AAA        1,000       1,139,040      5.62
                                                                                                         ----------
                                                                                                          6,216,110
                                                                                                         ----------
                                                      TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                    (Cost $62,095,093)      (96.03%)     67,237,777
                                                                                           ---------    -----------
                                                     OTHER ASSETS AND LIABILITIES, NET       (3.97%)      2,780,989
                                                                                           ---------    -----------
                                                                      TOTAL NET ASSETS     (100.00%)    $70,018,766
                                                                                           =========    ===========

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

# Represents rate in effect on February 28, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Portfolio Concentration
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Massachusetts Tax-Free Income Fund invests primarily in securities issued in the state of Massachusetts and its various political subdivisions. The performance of this Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, concentration of investments can be aggregated by various categories.

The table below shows the Fund's investments at February 28, 1999 assigned to various sector categories.


                                                                  MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
SECTOR DISTRIBUTION                                                NET ASSETS
-------------------                                             ----------------

General Obligation ...........................................       10.57%
Revenue Bonds - Education.....................................       14.54
Revenue Bonds - Electric Power................................        7.27
Revenue Bonds - Facility......................................        1.19
Revenue Bonds - Health .......................................       19.46
Revenue Bonds - Highway.......................................        0.49
Revenue Bonds - Hospital .....................................        2.57
Revenue Bonds - Housing.......................................        6.37
Revenue Bonds - Industrial Development .......................       11.18
Revenue Bonds - Other.........................................        4.44
Revenue Bonds - Transportation ...............................       10.21
Revenue Bonds - Water & Sewer ................................        7.74
                                                                   -------
                              TOTAL TAX-EXEMPT LONG-TERM BONDS       96.03%
                                                                   ========


                        SEE NOTES TO FINANCIAL STATEMENTS

============================NOTES TO FINANCIAL STATEMENTS=======================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Massachusetts Tax-Free Income Fund (the "Fund") and John Hancock New York Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and Massachusetts personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Fund issued Class C shares for the first time on April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $223,313 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2003 - $79,391, August 31, 2004 - $137,277 and August 31,
2005 - $6,645.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

============================NOTES TO FINANCIAL STATEMENTS=======================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended February 28, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At February 28, 1999, open positions in financial futures contracts were as follows:

                                                                    UNREALIZED
EXPIRATION         OPEN CONTRACTS                       POSITION   DEPRECIATION
----------         --------------                       --------   ------------
JUN 99             20 U.S. TREASURY BONDS                LONG        $40,765
                                                                     =======

         At February 28, 1999, the Fund had deposited $36,000 in a segregated account to cover margin requirements on open financial futures contracts.


OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

============================NOTES TO FINANCIAL STATEMENTS=======================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

         The Fund may use options contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

         There were no written option transactions for the period ended February 28, 1999.

NOTE B
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

         The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% and 1.40% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the period ended February 28, 1999, the reduction in the Adviser's fee, collectively with any additional amounts not borne by the Fund by virtue of the expense limit, amounted to $112,184. This limitation may not be discontinued until after January 1, 2000.

         The Fund has an agreement with its custodian bank under which $7,812 of custodian fees have been reduced by balance credits applied during the period ended February 28, 1999. If the Fund had not entered into this agreement the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1999, net sales charges received with regard to sales of Class A shares amounted to $122,970. Out of this amount, $13,615 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $68,528 was paid as sales commissions to unrelated broker-dealers and $40,827 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1999 the contingent deferred sales charges received by JH Funds amounted to $40,827.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual

============================NOTES TO FINANCIAL STATEMENTS=======================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1999 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $409.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended February 28, 1999, aggregated $6,613,914 and $2,827,964, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended February 28, 1999.

         The cost of investments owned at February 28, 1999 for federal income tax purposes was $62,095,093. Gross unrealized appreciation and depreciation of investments aggregated $5,156,294 and $13,610, respectively, resulting in net unrealized appreciation of $5,142,684.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    -------------------
       A Global Investment Management Firm                        Bulk Rate
                                                                U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                        PAID
1-800-225-5291  1-800-554-6713(TDD)                             Randolph, MA
INTERNET:www.jhancock.com/funds                                Permit No. 75
                                                             -------------------












--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Massachusetts Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      770SA 2/99
                                                                            4/99

                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]




                                    New York

                                    Tax-Free

                                  Income Fund

                               FEBRUARY 28, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Firm

                      -----------------------------------

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                    ---------------------------------------

================================CHAIRMAN'S MESSAGE==============================

DEAR FELLOW SHAREHOLDERS:

         Nineteen ninety-eight was a year that gave even veteran financial market investors pause - and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds - considered a safer alternative to stocks - went on a roller coaster ride.

         But there was one clear lesson from 1998: that sticking out the tough times paid off. After reaching new highs last July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. But, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The final result for the year: an average 14.52% return, as calculated by Lipper, Inc.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during last summer's discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

         In the first two months of 1999, the financial markets showed more stability and the Dow Jones Industrial Average approached record highs. While volatility remains on many investors' minds, at this time of year thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments - in an effort to maximize investment returns.

         We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                By Frank A. Lucibella, CFA, Barry H. Evans, CFA,
                   and Dianne Sales, CFA, Portfolio Managers

                             John Hancock New York

                              Tax-Free Income Fund

                  Growing inflationary concerns, excess supply
                           put pressure on municipals

Municipal bonds posted weak returns during the six-month period from September 1, 1998 to February 28, 1999, although they gained significant ground on their Treasury counterparts later in the period. At the beginning, however, expectations of deflation, slower U.S. growth and a flight to safety from global economic turmoil caused Treasury prices to rise and their yields, which move in the opposite direction of their prices, to fall to 30-year lows. To prevent global economic woes from worsening and infecting the U.S. economy, the Federal Reserve Board cut interest rates three times between September and November, calming world markets.

During this favorable interest-rate environment, U.S. Treasuries were the only investment of choice for global investors seeking a safe harbor from the economic storm. That left most other fixed-income investments - including municipals - out in the cold. Furthermore, the benefits municipals derived from falling interest rates were offset by strong municipal supply and weak investor demand. The supply of municipal bonds expanded significantly when issuers rushed to refinance old debt and issue new debt at low rates before year end. But since the typical municipal bond offered yields that were lower than 5%, demand for them was rather weak.

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock New York Tax-Free Income Fund. Caption below reads "Fund management team members (l-r):
Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]
--------------------------------------------------------------------------------

"The supply of municipal bonds expanded significantly..."

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

"We continued to focus on non-callable bonds..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into nine sections (from top to left): Other 22%, Industrial Development 5%, Transportation 6%, Water & Sewer 7%, Health 11%, General Obligation 11%, Electric Power 11%, Housing 13% and Education 14%. A note below the chart reads "As a percentage of net assets on February 28, 1999."]
--------------------------------------------------------------------------------

As a result of too much supply overwhelming weak demand, by the end of 1998 municipal bonds had become as cheap relative to Treasuries as they had been in more than a decade.

         By the end of 1998, however, bond investors became increasingly troubled by signs that the U.S. economy was growing at an unexpectedly healthy clip, which ultimately fanned fears that inflation and interest rates were headed higher. Inflation is bad for bond holders because it eats away at the value of the fixed payments bonds offer. In response, bond yields rose and their prices fell. Municipals proved more resilient than Treasuries, in large part because they were already so inexpensive compared to their U.S. government counterparts.

Performance  scorecard

For the six-month period that ended February 28, 1999, John Hancock New York Tax-Free Income Fund's Class A and Class B shares posted

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is New York State bonds followed by an up arrow with the phrase "Some boosted by advance refunding." The second listing is Non-callable bonds followed by an up arrow with the phrase "Insulated from early redemptions." The third listing is New
York City bonds followed by a sideways arrow with the phrase "Pause to take a breather." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

total returns of 2.06% and 1.71%, respectively, at net asset value. Those returns were in line with the 1.91% return for the average New York municipal bond fund for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

Strategy review

Throughout the period we responded to the choppy market environment by modifying the Fund's duration - which is a measure of its interest rate sensitivity - based on our view of where interest rates were headed. The longer the Fund's duration, the more its share price will rise when interest rates fall, and fall when rates rise. Our periodic, but modest, lengthening and shortening of duration mostly proved to be beneficial for performance. The exception came during the final weeks of 1998, when our shorter duration cost us a bit when the bond market rallied briefly.

         We continued to focus on non-callable bonds, which can't be redeemed by their issuer before maturity, and bonds with good call protection. Non-callable bonds were attractive, in part, because they can't be redeemed - or called - by their issuers before maturity. That protection from calls comes in very handy when interest rates are falling, because it insulates us from having to forfeit a high-yielding bond back to the issuer and potentially needing to reinvest the proceeds at lower interest rates. We also focused on bonds with good call protection, emphasizing those that are protected from calls for a specified number of years. Although they tend to offer

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended February 28, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.06% Total return for John Hancock New York Tax-Free Income Fund Class A. The second bar represents the 1.71% total return for John Hancock New York Tax-Free Income Fund Class B. The third bar represents the 1.91% total return for Average New York municipal bond fund. A note below the chart reads "Total returns for John Hancock New York Tax-Free Income Fund are at net asset value with all distributions reinvested. The average New York municipal bond fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

slightly lower yields (less than 0.10% in most cases) we think that call-protected bonds offer good total return potential.

         During the period, we stayed focused on higher-quality securities. With yields of only 0.10 to 0.20 percentage points higher than insured bonds, lower-quality securities - those rated BBB or lower - generally didn't offer enough additional yield to compensate for their added credit risk, in our view. At the end of the period, more than 75% of the Fund's net assets were in bonds rated A or above.

Leaders and laggards

Some of our best performers during the period were bonds that were advance refunded by their issuer. Although the process is rather detailed, the final outcome of an advance refunding is that the bond's price goes up, because the municipal bond becomes backed by high-quality U.S. Treasury securities. That was the case with some of the Fund's holdings in general obligation bonds issued by New York State, as well as some issued by the New York City Municipal Water Finance Authority. Although there weren't really any out-and-out disappointments during the period, the Fund's holdings in bonds issued by New York City were not refunded, and ended the period more or less flat.

Outlook

We're cautiously optimistic about the municipal market. Over the short term, we could see continued volatility as countervailing economic indicators temporarily sway investors one way or another. But over the longer term, we think interest rates will continue to decline as many parts of the world struggle to lift themselves out of recessionary - and even depressionary - conditions, and the U.S. potentially heads for slower growth. Given that view, we're likely to remain neutral during the coming months, not positioning our duration too long or too short until there are more definitive signs about where rates ultimately are headed. As for the New York market, we're optimistic that the state will finalize and pass its budget within a reasonable period of time, which will likely be viewed as a positive. In addition, we think that the state's economic prospects are good, especially if Wall Street remains strong.



--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...we're likely to remain neutral during the coming months..."

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock New York Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                       ONE      FIVE     TEN
                                                       YEAR     YEARS    YEARS
                                                      -------  -------  --------
Cumulative Total Returns                               1.49%    26.15%  103.97%
Average Annual Total Returns(1)                        1.49%     4.76%    7.39%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                                       SINCE
                                                            ONE      INCEPTION
                                                            YEAR     (10/3/96)
                                                           -------   ---------
Cumulative Total Returns                                    0.54%      13.82%
Average Annual Total Returns(1)                             0.54%       5.94%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of February 28, 1999
                                                                     SEC 30-DAY
                                                                       YIELD
                                                                      -------
John Hancock New York Tax-Free Income Fund: Class A                    3.86%
John Hancock New York Tax-Free Income Fund: Class B                    3.33%


Notes to Performance

     (1) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fees have been reduced by balance credits during the period. Without the reductions of expenses, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been 1.12%, 4.34% and 6.73%, respectively. The average annual total returns for the one-year period and since inception for Class B shares would have been 0.17% and 5.55%, respectively.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock New York Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock New York Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. With in the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $23,114 as of February 28, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund, before sales charge, on August 31, 1988, and is equal to $22,606, as of February 28, 1999. The third line represents the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $21,596 as of February 28, 1999.

Line chart with the heading John Hancock New York Tax-Free Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $12,065 as of February 28, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $11,717 as of February 28, 1999. The third line represents the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $11,417 as of February 28, 1999.
--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 28, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $55,699,891)...............   $59,965,659
 Cash ..........................................................     1,640,276
 Receivable for investments sold ...............................     1,006,778
 Receivable for shares sold ....................................         5,793
 Interest receivable............................................       814,883
 Other assets...................................................        23,491
                                                                 --------------
                               Total Assets.....................    63,456,880
                               ------------------------------------------------

Liabilities:
 Payable for investments purchased .............................     3,255,778
 Dividend payable...............................................        18,720
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................         3,490
 Accounts payable and accrued expenses .........................        33,962
                                                                 --------------
                               Total Liabilities................     3,311,950
                               ------------------------------------------------

Net Assets:
 Capital paid-in ...............................................    55,834,654
 Accumulated net realized gain on investments and
  financial futures contracts...................................        28,609
 Net unrealized appreciation of investments.....................     4,266,184
 Undistributed net investment income............................        15,483
                                                                 --------------
                               Net Assets.......................   $60,144,930
                               ================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A  - $52,074,731/4,182,535..............................        $12.45
  =============================================================================
  Class B - $8,070,199/648,182 .................................        $12.45
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($12.45 x 104.71%)..................................        $13.04
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest.......................................................    $1,723,354
                                                                   ------------
 Expenses:
  Investment management fee - Note B ...........................       149,171
  Distribution and service fee - Note B
   Class A......................................................        78,110
   Class B......................................................        37,977
 Transfer agent fee - Note B ...................................        32,447
 Custodian fee..................................................        25,098
 Auditing fee ..................................................        10,389
 Printing.......................................................         4,991
 Financial services fee - Note B................................         4,299
 Registration and filing fees...................................         2,575
 Trustees' fees.................................................         1,468
 Miscellaneous .................................................           792
 Legal fees.....................................................           556
 Less management fee reduction - Note B.........................       (97,410)
                                                                    -----------
                            Total Expenses .....................       250,463
                            ---------------------------------------------------

                            Less Expense Reductions -
                            Note B .............................       (15,039)
                            ---------------------------------------------------

                            Net Expenses........................       235,424
                            ---------------------------------------------------

                            Net Investment Income ..............     1,487,930
                            ---------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
 Net realized gain on investments sold .........................       515,914
 Net realized loss on financial futures contracts ..............       (55,803)
 Change in net unrealized appreciation/depreciation
  of investments................................................      (747,113)
                                                                   ------------
                            Net Realized and Unrealized
                            Loss on Investments and
                            Financial Futures Contracts ........      (287,002)
                            ---------------------------------------------------

                            Net Increase in Net Assets
                            Resulting from Operations ..........    $1,200,928
                            ===================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                              SIX MONTHS ENDED
                                                                                      YEAR ENDED             FEBRUARY 28, 1999
                                                                                    AUGUST 31, 1998             (UNAUDITED)
                                                                                    ---------------          -----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ........................................................        $2,985,176                 $1,487,930
 Net realized gain on investments sold and financial futures contracts ........           614,815                    460,111
 Change in net unrealized appreciation/depreciation of investments and
  financial futures contracts .................................................         1,108,414                   (747,113)
                                                                                     -------------              -------------
  Net Increase in Net Assets Resulting from Operations.........................         4,708,405                  1,200,928
                                                                                     -------------              -------------
Distributions to Shareholders:
 Dividends from net investment income
  Class A - ($0.6593 and $0.3169 per share, respectively)......................        (2,827,611)                (1,321,856)
  Class B - ($0.5715 and $0.2732 per share, respectively)......................          (173,645)                  (166,074)
 Distributions from net realized gain on investments sold
  Class A - (none and $0.1139 per share, respectively).........................              -                      (473,690)
  Class B - (none and $0.1139 per share, respectively).........................              -                       (74,569)
                                                                                     -------------              -------------
  Total Distributions to Shareholders .........................................        (3,001,256)                (2,036,189)
                                                                                     -------------              -------------
From Fund Share Transactions - Net:* ..........................................           (10,091)                 2,783,432
                                                                                     -------------              -------------
Net Assets:
 Beginning of period...........................................................        56,499,701                 58,196,759
                                                                                     -------------              -------------
 End of period (including undistributed net investment income of $15,483 and
  $15,483, respectively).......................................................       $58,196,759                $60,144,930
                                                                                     =============              =============
* Analysis of Fund Share Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                                 YEAR ENDED                 FEBRUARY 28, 1999
                                                                              AUGUST 31, 1998                  (UNAUDITED)
                                                                         ---------------------------   ---------------------------
                                                                            SHARES          AMOUNT        SHARES          AMOUNT
                                                                        --------------  ------------   ------------   ------------

CLASS A
 Shares sold......................................................          459,988       $5,734,004      175,816       $2,216,738
 Shares issued to shareholders in reinvestment of distributions...          164,528        2,048,356      106,247        1,332,467
                                                                         -----------    -------------   ----------     ------------
                                                                            624,516        7,782,360      282,063        3,549,205
 Less shares repurchased .........................................         (891,788)     (11,085,177)    (248,520)      (3,128,977)
                                                                         -----------    -------------   ----------     ------------
 Net increase (decrease)..........................................         (267,272)     ($3,302,817)      33,543         $420,228
                                                                         ===========    =============   ==========     ============
CLASS B
 Shares sold .....................................................          286,752       $3,574,224      284,844       $3,592,120
 Shares issued to shareholders in reinvestment of distributions...            8,420          104,922        9,426          118,075
                                                                         -----------    -------------   ----------     ------------
                                                                            295,172        3,679,146      294,270        3,710,195
 Less shares repurchased..........................................          (30,917)        (386,420)    (107,463)      (1,346,991)
                                                                         -----------    -------------   ----------     ------------
 Net increase.....................................................          264,255       $3,292,726      186,807       $2,363,204
                                                                         ===========    =============   ==========     ============

The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                                       YEAR ENDED AUGUST 31,                      SIX MONTHS ENDED
                                                         ---------------------------------------------------      FEBRUARY 28, 1999
                                                         1994        1995        1996        1997       1998         (UNAUDITED)
                                                         -------    -------    --------    ---------  ------      -----------------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...............     $12.63     $11.73      $11.88      $11.83     $12.25          $12.62
                                                        ---------   --------    --------    --------   --------        --------
 Net Investment Income ..............................       0.64       0.65        0.66        0.67       0.66(7)         0.32(7)
 Net Realized and Unrealized Gain (Loss) on
  Investments and Financial Futures Contracts........      (0.77)      0.15       (0.05)       0.42       0.37           (0.06)
                                                        ---------   --------    --------    --------   --------        --------
   Total from Investment Operations .................      (0.13)      0.80        0.61        1.09       1.03            0.26
                                                        ---------   --------    --------    --------   --------        --------
 Less Distributions:
  Dividends from Net Investment Income...............      (0.64)     (0.65)      (0.66)      (0.67)     (0.66)          (0.32)
  Distributions from Net Realized Gain on
  Investments Sold...................................      (0.13)        -           -           -          -            (0.11)
                                                        ---------   --------    --------    --------   --------        --------
   Total Distributions...............................      (0.77)     (0.65)      (0.66)      (0.67)     (0.66)          (0.43)
                                                        ---------   --------    --------    --------   --------        --------
 Net Asset Value, End of Period......................     $11.73     $11.88      $11.83      $12.25      $12.62         $12.45
                                                        =========   ========    ========    ========   ========        ========
 Total Investment Return at Net Asset Value (2)......     (1.05%)     7.19%       5.21%       9.48%       8.64%          2.06%(6)
 Total Adjusted Investment Return at
  Net Asset Value (2,3) .............................     (1.58%)     6.74%       4.77%       9.08%       8.24%          1.87%(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...........    $55,690    $55,753     $56,229     $54,086     $52,373        $52,075
 Ratio of Expenses to Average Net Assets.............      0.70%      0.70%       0.73%(4)    0.71%(4)    0.70%          0.75%(4,5)
 Ratio of Adjusted Expenses to Average Net Assets (1)      1.23%      1.15%       1.14%       1.11%       1.10%          1.08%(5)
 Ratio of Net Investment Income to Average Net Assets      5.28%      5.67%       5.51%       5.61%       5.26%          5.08%(5)
 Ratio of Adjusted Net Investment Income to
  Average Net Assets (1).............................      4.75%      5.22%       5.07%       5.21%       4.86%          4.70%(5)
 Portfolio Turnover Rate ............................        23%        70%         76%         46%         46%            29%
 Expense and Fee Reduction Per Share.................      $0.06      $0.05       $0.05       $0.05       $0.05(7)       $0.04(7)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                            PERIOD FROM
                                                                          OCTOBER 3, 1996                          SIX MONTHS ENDED
                                                                   (COMMENCEMENT OF OPERATIONS)     YEAR ENDED    FEBRUARY 28, 1999
                                                                        TO AUGUST 31, 1997       AUGUST 31, 1998     (UNAUDITED)
                                                                   ----------------------------  ---------------- ------------------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period.............................           $11.99                   $12.25             $12.62
                                                                          ----------               ----------         ----------
 Net Investment Income............................................             0.54                     0.57(7)            0.27(7)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts.....................................             0.26                     0.37              (0.06)
                                                                          ----------               ----------         ----------
    Total from Investment Operations .............................             0.80                     0.94               0.21
                                                                          ----------               ----------         ----------
 Less Distributions:
  Dividends from Net Investment Income ...........................            (0.54)                   (0.57)             (0.27)
  Distributions from Net Realized Gain on Investments Sold .......               -                        -               (0.11)
                                                                          ----------               ----------         ----------
    Total Distributions ..........................................            (0.54)                   (0.57)             (0.38)
                                                                          ----------               ----------         ----------
 Net Asset Value, End of Period ..................................           $12.25                   $12.62             $12.45
                                                                          ==========               ==========         ==========
 Total Investment Return at Net Asset Value (2)...................            6.82%(6)                 7.88%              1.71%(6)
 Total Adjusted Investment Return at Net Asset Value (2,3)........            6.46%(6)                 7.48%              1.52%(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ........................           $2,414                   $5,824             $8,070
 Ratio of Expenses to Average Net Assets..........................            1.41%(4,5)               1.40%              1.45%(4,5)
 Ratio of Adjusted Expenses to Average Net Assets (1).............            1.81%(5)                 1.80%              1.78%(5)
 Ratio of Net Investment Income to Average Net Assets.............            4.79%(5)                 4.56%              4.38%(5)
 Ratio of Adjusted Net Investment Income to Average Net Assets (1)            4.39%(5)                 4.16%              4.00%(5)
 Portfolio Turnover Rate..........................................              46%                      46%                29%
 Expense and Fee Reduction Per Share..............................            $0.04                   $0.05(7)            $0.04(7)

(1) Unreimbursed, without fee reduction.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The ratio of expenses to average net assets for the periods ending on or after August 31, 1996 excludes the effect of balance credits described in Note B. If these expense reductions were included, the ratio of expenses to average net assets would have been 0.70% for Class A and 1.40% for Class B.
(5) Annualized.
(6) Not annualized.
(7) Based on the average of the shares outstanding at the end of each month.


                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the New York Tax-Free Income Fund on February 28, 1999. The schedule consists of one main category: tax-exempt long-term bonds. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.


                                                                                                   PAR VALUE                YIELD
                                                              INTEREST     MATURITY     CREDIT       (000s      MARKET       AT
STATE, ISSUER, DESCRIPTION                                      RATE         DATE       RATING*     OMITTED)     VALUE     MARKET +
--------------------------                                    --------     --------     -------    ---------    ------    ---------


TAX- EXEMPT LONG-TERM BONDS
New York (89.89%)
 Cattaraugus County Industrial Development Agency,
  Civic Facil Rev Ref St Bonaventure Univ Proj Ser 1998A ....   5.000%      09-15-13       BBB         $660     $640,068    5.16%
 Dutchess County Resource Recovery Agency,
  Resource Recovery Rev Solid Waste Sys Ser A** .............   5.450       01-01-14       AAA        1,000    1,029,110    5.30
  Solid Waste Mgmt Sys Rev Ser 1990 A........................   7.500       01-01-09       AAA          250      264,008    7.10
 Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj.......................   8.250       10-01-26       BB+        1,000    1,131,030    7.29
 Islip Community Development Agency,
  Community Dev Rev Ref NY Institute of Technology Proj .....   7.500       03-01-26       BB-        1,500    1,645,815    6.84
 Long Island Power Auth,
  Elec Sys Gen Rev Ser 1998A ................................   5.125       12-01-22       AAA        1,000    1,002,890    5.11
  Elec Sys Gen Rev Ser A  ...................................   5.500       12-01-29       A-         1,000    1,030,890    5.34
 Metropolitan Transportation Auth,
  Commuter Facil Rev 1987 Serv Contract Ser 3 ...............   7.375       07-01-08       BBB+       1,000    1,176,100    6.27
  Commuter Facil Rev 1992 Serv Contract Ser N ...............   7.125       07-01-09       BBB+       1,000    1,111,770    6.41
  Transit Facil Rev Ref Serv Contract Ser 8..................   5.375       07-01-21       BBB+         500      510,510    5.26
 New York City Housing Development Corp,.....................
  Multi-Family Mtg Rev FHA Ins Mtg Ln 1993 Ser A.............   6.550       10-01-15       AAA        1,000    1,074,220    6.10
 New York City Industrial Development Agency,
  Brooklyn Navy Yard Cogen Partners .........................   6.200       10-01-22       BBB-       1,000    1,117,430    5.55
  Civic Facil Rev College of New Rochelle Proj...............   5.750       09-01-17       Baa2       1,000    1,044,110    5.51
  Rev Ref LaGuardia Assoc LP Proj............................   6.000       11-01-28       BB+          500      492,725    6.09
  Spec Facil Rev 1990 American Airlines Inc Proj ............   5.400       07-01-19       BBB-         250      252,835    5.34
 New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Fiscal 1996 Ser B .......................   6.250       06-15-20       AAA        1,000    1,148,010    5.44
  Wtr & Swr Sys Rev Ref Ser 1997A ...........................   5.125       06-15-21       A          2,000    2,000,580    5.12
  Water & Swr Sys Rev Ref Ser 1997B .........................   5.250       06-15-29       A            300      301,731    5.22
 New York Local Government Assistance Corp,
  Rev Ref 1993 Ser C ........................................   5.500       04-01-17       A+         1,000    1,076,410    5.11
  Rev Ref Cap Apprec Ser 1993 C .............................    Zero       04-01-14       AAA        1,100      528,088    4.92
  Ser 1992 A Pub Benefit Corp  ..............................   6.875       04-01-19       A+         2,000    2,225,440    6.18


                       SEE NOTES TO FINANCIAL STATEMENTS

                                       12

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                                   PAR VALUE                YIELD
                                                              INTEREST     MATURITY     CREDIT       (000s      MARKET       AT
STATE, ISSUER, DESCRIPTION                                      RATE         DATE       RATING*     OMITTED)     VALUE     MARKET +
--------------------------                                    --------     --------     -------    ---------    ------    ---------

New York (continued)
 New York State Dormitory Auth,
  City Univ Rev Iss Ser U Unref Bal..........................    6.375%     07-01-08      BBB+        $210     $228,247     5.87%
  Genessee Valley Presbyterian Nursing Center FHA-Ins
   Mtg Rev Ser 1992B.........................................    6.850      08-01-16      AA           250      270,125     6.34
  Hamilton College Rev Ref ..................................    4.750      07-01-20      AAA          500      482,410     4.92
  KMH Homes Inc FHA-Ins Mtg Rev Ser 1991 ....................    6.950      08-01-31      AA         1,200    1,285,008     6.49
  Manhattanville College Ins Rev Ser 1990....................    7.500      07-01-22      AAA          305      327,942     6.98
  Memorial Sloan-Kettering Cancer Ctr Rev....................     Zero      07-01-18      AAA        2,500      943,600     5.10
  Nyack Hosp Rev Ser 1996....................................    6.250      07-01-13      BAA          500      531,585     5.88
  State Univ Athletic Facil Rev Ser 1998 ....................    5.250      07-01-18      AAA        1,000    1,026,620     5.11
  State Univ Ed Facil Rev Ser 1990A .........................    7.700      05-15-12      A-           300      321,849     7.18
  State Univ Ed Facil Rev Ser 1993A .........................    5.500      05-15-19      A-         2,000    2,126,140     5.17
  State Univ Ed Facil Rev Ser 1993A .........................    5.250      05-15-15      AAA        1,000    1,059,520     4.96
  United Hlth Serv Inc FHA-Ins Mtg Rev Ser 1989..............    7.350      08-01-29      AAA          200      211,600     6.95
  Univ of Rochester Rev Ser 1987 Unref Bal...................    6.500      07-01-09      A+            20       20,353     6.39
 New York State Energy Research and Development Auth,
  Elec Facil Rev Ser 1990 A Consol Edison Co of NY Inc Proj..    7.500      07-01-25      A+           260      266,183     7.33
  Elec Facil Rev Ser 1991 A Consol Edison Co of NY Inc Proj..    7.500      01-01-26      A+           420      437,413     7.20
  Elec Facil Rev Ser 1994A Long Island Lighting Co** ........    5.300      10-01-24      A-         1,250    1,239,550     5.34
 New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev Rites Ser PA-174................   12.998#      06-15-11     AAA          500      720,625     9.02
  State Wtr Poll Control Revolving Fund Rev Ser 1990A .......    7.500       06-15-12     AA           630      674,654     7.00
  State Wtr Poll Control Revolving Fund Rev Ser 1991E
   Unref Bal.................................................    6.875       06-15-11     AA+           40       43,548     6.31
 New York State Housing Finance Agency,
  Ins Multi-Family Mtg Hsg 1992 Ser C........................    6.450       08-15-14     AAA          500      530,260     6.08
  Ins Multi-Family Mtg Hsg 1994 Ser B........................    6.250       08-15-14     AAA          735      793,521     5.79
  Ins Multi-Family Mtg Hsg 1994 Ser C........................    6.450       08-15-14     Aa1        1,000    1,080,110     5.97
 New York State Medical Care Facilities Finance Agency,
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Preref..........    6.950       02-15-32     AA           170      188,525     6.27
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Unref Bal ......    6.950       02-15-32     AA           830      920,445     6.27
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref...........    7.875       08-15-20     AAA          175      189,879     7.26
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal........    7.875       08-15-20     A-            65       70,023     7.31
  Mental Hlth Serv Facil Imp Rev 1991 Ser A Preref...........    7.750       08-15-11     AAA          205      225,537     7.04
  Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal........    7.750       08-15-11     A3            20       21,838     7.10
  Mental Hlth Serv Facil Imp Rev 1991 Ser B Preref...........    7.625       08-15-17     A-            80       88,204     6.92
  Mental Hlth Serv Facil Imp Rev 1991 Ser B Unref Bal........    7.625       08-15-17     A-           165      184,077     6.83
  Mental Hlth Serv Facil Imp Rev 1991 Ser C Unref Bal .......    7.300       02-15-21     A3            35       38,324     6.67
  Rev Mental Hlth Serv 1994 Ser E Preref ....................    6.250       08-15-19     AAA        1,470    1,668,700     5.51
  Rev Mental Hlth Serv 1994 Ser E Unref Bal..................    6.250       08-15-19     AAA           30       33,424     5.61


                       SEE NOTES TO FINANCIAL STATEMENTS

                                       13

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                                   PAR VALUE                YIELD
                                                              INTEREST     MATURITY     CREDIT       (000s      MARKET       AT
STATE, ISSUER, DESCRIPTION                                      RATE         DATE       RATING*     OMITTED)     VALUE     MARKET +
--------------------------                                    --------     --------     -------    ---------    ------    ---------

New York (continued)
 New York State Mortgage Agency,
  Homeowner Mtg Rev Ser 27...................................    6.900%     04-01-15      Aa2        $1,175   $1,266,721     6.40%
  Homeowner Mtg Rev Ser 28...................................    7.050      10-01-23      Aa2           500      531,830     6.63
  Homeowner Mtg Rev Ser 57...................................    6.300      10-01-17      Aa2           500      544,860     5.78
  Homeowner Mtg Rev Ser EE-4 ................................    7.800      10-01-13      Aa2           300      314,484     7.44
  Homeowner Mtg Rev Ser JJ ..................................    7.500      10-01-17      Aa2           330      341,081     7.26
  Homeowner Mtg Rev Ser VV...................................    7.375      10-01-11      Aa2           195      207,110     6.94
 New York State Power Auth,
  Gen Purpose Ser W .........................................    6.500      01-01-08      AAA           250      285,722     5.69
 New York State Urban Development Corp,
  Rev Ser 1990 Onondaga County Convention Center Proj .......    7.875      01-01-20      BBB+          250      274,548     7.17
  Rev Ser 7 Correctional Cap Facil Proj......................    5.700      01-01-16      BBB+          500      529,315     5.38
 New York, City of,
  GO Fiscal 1991 Ser B ......................................    8.250      06-01-07      A-            200      254,086     6.49
  GO Fiscal 1991 Ser D Preref................................    8.000      08-01-04      A-            240      268,853     7.14
  GO Fiscal 1991 Ser D Unref Bal.............................    8.000      08-01-04      A-             10       11,113     7.20
  GO Fiscal 1991 Ser F Preref ...............................    8.200      11-15-03      AAA           220      250,188     7.21
  GO Fiscal 1991 Ser F Unref Bal ............................    8.200      11-15-03      A-             30       33,817     7.27
  GO Fiscal 1992 Ser A Preref................................    7.750      08-15-12      A-            245      273,418     6.94
  GO Fiscal 1992 Ser A Unref Bal.............................    7.750      08-15-12      A-              5        5,538     7.00
  GO Fiscal 1992 Ser B Unref Bal.............................    7.000      10-01-13      A-             10       11,136     6.29
  GO Fiscal 1992 Ser C Preref................................    7.500      08-01-21      A-             10       11,370     6.60
  GO Fiscal 1992 Ser C Unref Bal.............................    7.500      08-01-21      A-             10       11,228     6.68
  GO Fiscal 1992 Ser H Unref Bal.............................    7.000      02-01-22      A-             25       27,358     6.40
  GO Fiscal 1996 Ser C ......................................    5.875      02-01-16      A-          1,000    1,076,380     5.46
  GO Fiscal 1996 Ser G.......................................    5.750      02-01-17      A-          1,000    1,061,950     5.41
 New York, State of,
  GO Environmental Quality Fiscal 1994 ......................    6.500      12-01-14      A           1,000    1,153,480     5.64
 Onondaga County Industrial Development Agency,
  Civic Facil Rev 1993 Ser B Community Gen Hosp
   of Greater Syracuse Proj..................................    6.625      01-01-18      BBB           895      951,627     6.23
 Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4.........................    6.750      10-01-19      BBB         2,500    2,768,675     6.09
 Suffolk County Industrial Development Agency,
  Rev Ref Nissequogue Cogen Partners Facil...................    5.500      01-01-23      BBB-          500      501,560     5.48
 Triborough Bridge & Tunnel Auth,
  Gen Purpose Rev Ref Ser 1997A..............................    5.250      01-01-28      A+          1,000    1,011,430     5.19
  Gen Purpose Rev Ser 1993...................................     Zero      01-01-21      AAA         1,500      493,905     5.15
  Spec Oblig Ref Ser 1991B...................................    6.875      01-01-15      A-            500      537,360     6.40
                                                                                                              ----------
                                                                                                              54,063,752
                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       14

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                                   PAR VALUE                YIELD
                                                              INTEREST     MATURITY     CREDIT       (000s      MARKET       AT
STATE, ISSUER, DESCRIPTION                                      RATE         DATE       RATING*     OMITTED)     VALUE     MARKET +
--------------------------                                    --------     --------     -------    ---------    ------    ---------

Puerto Rico (8.10%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico ..............................    8.220%#    07-01-11      AAA        $2,000    $2,610,000    6.30%
 Puerto Rico Public Building Auth,
  Rev Gtd Govt Facil Ser A ..................................    6.250      07-01-12      AAA         1,110     1,308,157    5.30
 Puerto Rico, Commonwealth of,
  GO Cap Apprec Ref Pub Imp Ser 1998.........................     Zero      07-01-14      A           2,000       952,840    4.89
                                                                                                               ----------
                                                                                                                4,870,997
                                                                                                               ----------
Virgin Islands (1.71%)
 Virgin Islands Public Finance Auth,
 Rev Sub Lien Fund Ln Notes Ser 1998E .......................    5.875      10-01-18      BB+         1,000     1,030,910    5.70
                                                                                                               ----------
                                                                TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                              (Cost $55,699,891)    (99.70%)   59,965,659
                                                                                                 -----------  -----------
                                                               OTHER ASSETS AND LIABILITIES, NET     (0.30%)      179,271
                                                                                                 -----------  -----------
                                                                                TOTAL NET ASSETS   (100.00%)  $60,144,930
                                                                                                 ===========  ===========


* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

** These securities having an aggregate value of $2,268,660 or 3.77% of the Fund's net assets, have been purchased as forward commitments -- that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $2,394,022 of Puerto Rico Aqueduct and Sewer Auth, 8.220%, 07-01-11, has been segregated to cover the forward commitments.

 + The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

 # Represents rate in effect on February 28, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

Portfolio Concentration
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

The New York Tax-Free Income Fund invests primarily in securities issued by the state of New York and its various political subdivisions. The performance of the Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the Fund's investments at February 28, 1999 assigned to the various sector categories.

                                                                   MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                  OF THE FUND'S
SECTOR DISTRIBUTION                                                 NET ASSETS
-------------------                                              ---------------
General Obligation............................................        11.16%
Revenue Bonds - Authority.....................................         1.71
Revenue Bonds - Combined .....................................         3.90
Revenue Bonds - Education.....................................        13.77
Revenue Bonds - Electric Power ...............................        10.52
Revenue Bonds - Environment...................................         1.20
Revenue Bonds - Facility .....................................         0.85
Revenue Bonds - General Purpose...............................         1.68
Revenue Bonds - Health........................................        11.44
Revenue Bonds - Hospital......................................         1.57
Revenue Bonds - Housing ......................................        12.99
Revenue Bonds - Industrial Development........................         5.00
Revenue Bonds - Industrial Rev................................         1.17
Revenue Bonds - Other ........................................         7.70
Revenue Bonds - Solid Waste Disposal .........................         2.15
Revenue Bonds - Transportation................................         5.52
Revenue Bonds - Water & Sewer.................................         7.37
                                                                  ----------
                              TOTAL TAX-EXEMPT LONG-TERM BONDS        99.70%
                                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

========================NOTES TO FINANCIAL STATEMENTS===========================

               John Hancock Funds - New York Tax-Free Income Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock New York Tax-Free Income Fund (the "Fund") and John Hancock Massachusetts Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and New York personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Fund issued Class C shares for the first time on April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated

========================NOTES TO FINANCIAL STATEMENTS===========================

               John Hancock Funds - New York Tax-Free Income Fund

daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended February 28, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At February 28, 1999, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use options contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

========================NOTES TO FINANCIAL STATEMENTS===========================

               John Hancock Funds - New York Tax-Free Income Fund

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

         There were no written option transactions for the period ended February 28, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

         The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.70% and 1.40% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the period ended February 28, 1999, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $97,410. This limitation may not be discontinued until after January 1, 2000.

         The Fund has an agreement with its custodian bank under which $15,039 of custodian fees have been reduced by balance credits applied during the period ended February 28, 1999. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1999, net sales charges received with regard to sales of Class A shares amounted to $69,117. Out of this amount, $7,986 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $43,413 was paid as sales commissions to unrelated broker-dealers and $17,718 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 28, 1999 the contingent deferred sales charges received by JH Funds amounted to $94,387.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

========================NOTES TO FINANCIAL STATEMENTS===========================

               John Hancock Funds - New York Tax-Free Income Fund

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At February 28, 1999 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $416.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended February 28, 1999, aggregated $18,526,449 and $17,115,374, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended February 28, 1999.

         The cost of investments owned at February 28, 1999 for federal income tax purposes was $55,699,891. Gross unrealized appreciation and depreciation of investments aggregated $4,328,458 and $62,690 respectively, resulting in net unrealized appreciation of $4,265,768.

=====================================NOTES======================================

               John Hancock Funds - New York Tax-Free Income Fund

=====================================NOTES======================================

               John Hancock Funds - New York Tax-Free Income Fund

=====================================NOTES======================================

               John Hancock Funds - New York Tax-Free Income Fund

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--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock New York Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      760SA 2/99
                                                                            4/99